EXHIBIT 99.1
A10 Networks Reports 7.1% Revenue Growth for Third Quarter of 2020
Third Quarter Revenue of $56.6 Million; Record GAAP Net Income of $6.5 Million, Record GAAP EPS of $0.08, Record Non-GAAP Net Income of $10.3 Million, Record Non-GAAP EPS of $0.13 and Cash Flow from Operations of $15.9 Million

SAN JOSE, Calif., October 27, 2020 -- A10 Networks (NYSE: ATEN), a leading provider of secure application services and solutions, today announced financial results for its third quarter ended September 30, 2020.

Third Quarter 2020 Financial Summary
1.Revenue of $56.6 million, up 7.1% year-over-year.
2.GAAP gross margin of 76.8%; non-GAAP gross margin of 77.6%.
3.GAAP operating expenses of $37.2 million, unchanged sequentially; non-GAAP operating expenses of $33.9 million.
4.Record GAAP net income of $6.5 million, or $0.08 per share, compared with GAAP net income of $173,000, or $0.00 per share in the third quarter of 2019; record non-GAAP net income of $10.3 million, or $0.13 per basic and diluted share.
5.Record Adjusted EBITDA of $12.5 million, an improvement of $8.5 million compared with $4.0 million in Adjusted EBITDA in the third quarter last year.
6.Ended the quarter with $159.1 million in cash, cash equivalents and marketable securities, compared to $129.9 million dollars as of December 31, 2019.

A reconciliation between GAAP and non-GAAP information is contained in the financial statements below.

“We have successfully positioned A10 for consistent organic growth and increased profitability amidst a challenging economic environment,” said Dhrupad Trivedi, President and Chief Executive Officer of A10 Networks. “Over the past two years, we have streamlined our fixed cost structure by approximately 25% and realigned our leaner sales organization on the highest quality opportunities. In the third quarter, this focus resulted in better than 7% organic growth, more than $6 million year-over-year improvement in net income and an $8.5 million improvement in Adjusted EBITDA. With a strong balance sheet, including more than $159 million of cash and cash equivalents, and no debt, we are on a solid footing and our improved financial profile enables us to prudently fund a significant stock buyback.”
“Networks across the globe are being stressed with unprecedented usage and increasing demand for bandwidth capacity, underscoring the need for critical communications infrastructure combined with the ability to navigate ever-increasing volume and sophistication of cyberattacks,” continued Trivedi. “These tailwinds directly align with our value proposition and increasingly, our customers are looking for solutions that help them manage their existing infrastructure while they continue to migrate parts of their infrastructure to the Cloud. Our global footprint and solutions-based sales approach is resonating.”

Conference Call Information
A10 Networks will host a conference call today at 4:30 p.m. Eastern time / 1:30 p.m. Pacific time for analysts and investors to discuss its third quarter 2020 financial results. Open to the public, interested parties may access the conference call by dialing 1-844-792-3728 or 1-412-317-5105. A live audio webcast of the conference call will be accessible from the “Investor Relations” section of A10 Networks’ website at investors.a10networks.com. The webcast will be archived for at least 90 days. A telephonic replay of the conference call will be available two hours after the call and will run for five business days and may be accessed by dialing 1-877-344-7529 or 1-412-317-0088 and entering the passcode 10147980. A presentation with management’s prepared remarks on its third quarter 2020 financial results and supplemental financial information will be posted to the website following the issuance of the company’s third quarter 2020 results press release after U.S. markets close on Tuesday, October 27, 2020. These materials will be accessible from the “Investor Relations” section of A10 Network’s website at investors.a10networks.com.

Forward-Looking Statements
This press release contains “forward-looking statements,” including statements regarding organizational efficiencies, market demand and trends, our positioning as to organic growth and profitability and our cash position. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on assumptions that may prove to be incorrect, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Factors that may cause actual results to differ include the impact of the COVID-19 pandemic, including public health requirements in response thereto, on our business and operations, which is evolving and beyond our control, and its impact on the timing of customer orders and product shipments; members of our management team or a significant number of our global employee base becoming ill with COVID-19; changes in government regulations and mandates to address COVID-19 that may adversely impact our ability to continue to operate without disruption; a significant decline in global macroeconomic conditions that have an adverse impact on our business and financial results; challenges to our infrastructure because of the number of employees working from remote locations; business interruptions related to our supply chain; our ability to manage our business and expenses if customers cancel or delay orders; execution risks related to closing key deals and improving our execution; the continued market adoption of our products; our ability to successfully anticipate market needs and opportunities; our timely development of new products and features; our ability to achieve or maintain profitability; any loss or delay of expected purchases by our largest end-customers; our ability to maintain or improve our competitive position; competitive and execution risks related to cloud-based computing trends; our ability to attract and retain new end-customers and our largest end-consumers; our ability to maintain and enhance our brand and reputation, changes demanded by our customers in the deployment and payment model for our products; continued growth in markets relating to network security; the success of any future acquisitions or investments in complementary companies, products, services or technologies; the ability of our sales team to execute well; our ability to shorten our close cycles; the ability of our channel partners to sell our products; variations in product mix or geographic locations of our sales; risks associated with our presence in international markets; weaknesses or deficiencies in our internal control over financial reporting; our ability to timely file periodic reports required to be filed under the Securities Exchange Act of 1934; and other risks that are described in “Risk Factors” in our periodic filings with the Securities and Exchange Commission, including our Form 10-K filed with the Securities and Exchange Commission on March 10, 2020. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures, including non-GAAP net income (loss), non-GAAP net income (loss) per basic and diluted share, non-GAAP gross profit and gross margin, non-GAAP operating income (loss) and operating margin, non-GAAP operating expenses, and Adjusted EBITDA. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies.

A10 Networks considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance, and are used by the company's management for that purpose.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

We define non-GAAP net income as our GAAP net income (loss) excluding: (i) stock-based compensation and related payroll tax, (ii) amortization expense related to acquisition, (iii) non-recurring expenses associated with the litigation settlement and internal investigation expense (recovery), (iv) restructuring expense and related tax, and (v) non-recurring facilities expense. We define non-GAAP net income per basic and diluted share as our non-GAAP net income (loss) divided by our basic and diluted weighted-average shares outstanding.  We define non-GAAP gross profit as our GAAP gross profit excluding stock-based compensation and related payroll tax. We define non-GAAP gross margin as our non-GAAP gross profit divided by our GAAP revenue. We define non-GAAP operating income (loss) as our GAAP income (loss) from operations excluding (i) stock-based compensation and related payroll tax, (ii) amortization expense related to acquisition, (iii) non-recurring expenses associated with the litigation settlement and internal investigation expense (recovery), (iv) restructuring expense and related tax, and (v) non-recurring facilities expense. We define non-GAAP operating margin as our non-GAAP operating income (loss) divided by our GAAP revenue. We define non-GAAP operating expenses as our GAAP operating expenses excluding (i) stock-based compensation and related payroll tax, (ii) amortization expense related to acquisition, (iii) non-recurring expenses associated with the litigation settlement and internal investigation expense (recovery), (iv) restructuring expense and related tax, and (v) non-recurring facilities expense. We define Adjusted EBITDA as our GAAP net income (loss) excluding (i) interest expense, (ii) interest income and other (income) expense, net, (iii) depreciation and amortization expense, (iv) provision for income taxes, (v) stock-based compensation and related payroll tax, (vi) litigation settlement and internal investigation expense (recovery), (vii) restructuring expense and related tax, and (viii) non-recurring facilities expense.

We have included our non-GAAP net income (loss), non-GAAP gross profit and gross margin, non-GAAP operating income (loss) and operating margin, non-GAAP operating expenses and Adjusted EBITDA in this press release. Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company's operating results.

About A10 Networks
A10 Networks (NYSE: ATEN) provides secure application services and solutions for on-premises, multi-cloud and edge-cloud environments at hyperscale. Our mission is to enable service providers and enterprises to deliver business-critical applications that are secure, available and efficient for multi-cloud transformation and 5G readiness. We deliver better business outcomes that support investment protection, new business models and help future-proof infrastructures, empowering our customers to provide the most secure and available digital experience. Founded in 2004, A10 Networks is based in San Jose, Calif. and serves customers globally. For more information, visit www.a10networks.com and follow us @A10Networks.

The A10 logo and A10 Networks are trademarks or registered trademarks of A10 Networks, Inc. in the United States and other countries. All other trademarks are the property of their respective owners.

Investor Contact:
Rob Fink
FNK IR
646.809.4048
aten@fnkir.com

Brian Becker
Interim Chief Financial Officer
investors@a10networks.com

Source: A10 Networks, Inc.

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts, on a GAAP Basis)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Revenue:
Products	$32,188	$30,052	$92,138	$85,067
Services	24,420	22,781	70,734	67,245
Total revenue	56,608	52,833	162,872	152,312
Cost of revenue:
Products	7,610	7,108	21,095	21,515
Services	5,513	4,812	15,592	13,926
Total cost of revenue	13,123	11,920	36,687	35,441
Gross profit	43,485	40,913	126,185	116,871
Operating expenses:
Sales and marketing	18,556	22,056	57,653	70,165
Research and development	13,694	15,784	42,459	46,567
General and administrative	4,994	2,854	16,126	17,311
Total operating expenses	37,244	40,694	116,238	134,043
Income (loss) from operations	6,241	219	9,947	(17,172)
Non-operating income (expense):
Interest expense	—	(30)	(1)	(222)
Interest and other income, net	479	254	938	397
Total non-operating income, net	479	224	937	175
Income (loss) before provision for income taxes	6,720	443	10,884	(16,997)
Provision for income taxes	256	270	909	873
Net income (loss)	$6,464	$173	$9,975	$(17,870)
Net income (loss) per share:
Basic	$0.08	$—	$0.13	$(0.24)
Diluted	$0.08	$—	$0.12	$(0.24)
Weighted-average shares used in computing net income (loss) per share:
Basic	78,235	76,618	78,158	75,611
Diluted	80,424	79,093	80,232	75,611

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME (LOSS) TO NON-GAAP NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
GAAP net income (loss)	$6,464	$173	$9,975	$(17,870)
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	3,554	3,513	9,870	12,458
Amortization expense related to acquisition	253	253	759	759
Litigation and investigation expense (recovery)	—	(2,157)	30	(1,108)
Non-recurring facilities expense	—	—	795	—
Non-GAAP net income (loss)	$10,271	$1,782	$21,429	$(5,761)

GAAP net income (loss) per share:
Basic	$0.08	$—	$0.13	$(0.24)
Diluted	$0.08	$—	$0.12	$(0.24)
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	0.05	0.05	0.13	0.16
Amortization expense related to acquisition	0.00	0.00	0.01	0.01
Litigation and investigation expense (recovery)	—	(0.03)	0.00	(0.01)
Non-recurring facilities expense	—	—	0.01	—
Non-GAAP net income (loss) per share:
Basic	$0.13	$0.02	$0.27	$(0.08)
Diluted	$0.13	$0.02	$0.27	$(0.08)
Weighted-average shares used in computing non-GAAP net income (loss) per share:
Basic	$78,235	$76,618	$78,158	$75,611
Diluted	$80,424	$79,093	$80,232	$75,611

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, on a GAAP Basis)

	September 30, 2020	December 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$83,069	$45,742
Marketable securities	76,041	84,180
Accounts receivable, net of allowances of $818 and $52, respectively	42,803	53,566
Inventory	22,600	22,384
Prepaid expenses and other current assets	10,809	15,067
Total current assets	235,322	220,939
Property and equipment, net	7,297	7,656
Goodwill	1,307	1,307
Intangible assets, net	1,223	2,305
Other non-current assets	38,948	41,846
Total assets	$284,097	$274,053
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$7,289	$7,592
Accrued liabilities	27,602	27,756
Deferred revenue	61,886	62,233
Total current liabilities	96,777	97,581
Deferred revenue, non-current	40,140	38,931
Other non-current liabilities	25,479	28,754
Total liabilities	162,396	165,266
Commitments and contingencies
Stockholders' equity:
Common stock, $0.00001 par value: 500,000 shares authorized; 78,487 and 77,580 shares issued and outstanding, respectively	1	1
Treasury stock	(18,226)	(4,890)
Additional paid-in-capital	419,758	403,490
Accumulated other comprehensive income	258	251
Accumulated deficit	(280,090)	(290,065)
Total stockholders' equity	121,701	108,787
Total liabilities and stockholders' equity	$284,097	$274,053

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands, on a GAAP Basis)

	Nine Months Ended September 30,
	2020	2019
Cash flows from operating activities:
Net income (loss)	$9,975	$(17,870)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	8,773	7,433
Stock-based compensation	9,382	12,221
Other non-cash items	466	(422)
Changes in operating assets and liabilities:
Accounts receivable	10,777	8,735
Inventory	(810)	(4,222)
Prepaid expenses and other assets	3,716	468
Accounts payable	(322)	(3,172)
Accrued and other liabilities	(4,297)	(9,183)
Deferred revenue	861	107
Net cash provided by (used in) operating activities	38,521	(5,905)
Cash flows from investing activities:
Proceeds from sales of marketable securities	8,330	22,189
Proceeds from maturities of marketable securities	39,280	33,449
Purchases of marketable securities	(39,695)	(53,852)
Purchases of property and equipment	(2,549)	(3,939)
Net cash provided by (used in) investing activities	5,366	(2,153)
Cash flows from financing activities:
Proceeds from issuance of common stock under employee equity incentive plans	6,776	3,505
Repurchase of common stock	(13,336)	—
Other	—	(1)
Net cash provided by (used in) financing activities	(6,560)	3,504
Net increase (decrease) in cash and cash equivalents	37,327	(4,554)
Cash and cash equivalents—beginning of period	$45,742	$40,621
Cash and cash equivalents—end of period	$83,069	$36,067

A10 NETWORKS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO NON-GAAP GROSS PROFIT
(unaudited, in thousands, except percentages)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
GAAP gross profit	$43,485	$40,913	$126,185	$116,871
GAAP gross margin	76.8%	77.4%	77.5%	76.7%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	459	334	1,256	1,126
Non-GAAP gross profit	$43,944	$41,247	$127,441	$117,997
Non-GAAP gross margin	77.6%	78.1%	78.2%	77.5%

RECONCILIATION OF GAAP TOTAL OPERATING EXPENSES TO
TO NON-GAAP TOTAL OPERATING EXPENSES
(unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
GAAP total operating expenses	$37,244	$40,694	$116,238	$134,043

Non-GAAP adjustments:
Stock-based compensation and related payroll tax	(3,095)	(3,179)	(8,614)	(11,332)
Amortization expense related to acquisition	(253)	(253)	(759)	(759)
Litigation and investigation expense (recovery)	—	2,157	(30)	1,180
Non-recurring facilities expense	—	—	(795)	—
Non-GAAP total operating expenses	$33,896	$39,419	$106,040	$123,132

RECONCILIATION OF GAAP INCOME (LOSS) FROM OPERATIONS
TO NON-GAAP OPERATING INCOME (LOSS)
(unaudited, in thousands, except percentages)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
GAAP income (loss) from operations	$6,241	$219	$9,947	$(17,172)
GAAP operating margin	11.0%	0.4%	6.1%	(11.3)%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	3,554	3,513	9,870	12,458
Amortization expense related to acquisition	253	253	759	759
Litigation and investigation expense (recovery)	—	(2,157)	30	(1,108)
Non-recurring facilities expense	—	—	795	—
Non-GAAP operating income (loss)	$10,048	$1,828	$21,401	$(5,063)
Non-GAAP operating margin	17.8%	3.5%	13.1%	(3.3)%

RECONCILIATION OF GAAP NET INCOME (LOSS) TO
EBITDA AND ADJUSTED EBITDA (NON-GAAP)
(unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
GAAP net income (loss)	$6,464	$173	$9,975	$(17,870)
Exclude: Interest expense	—	30	1	222
Exclude: Interest and other (income) expense, net	(479)	(254)	(938)	(397)
Exclude: Depreciation and amortization expense	2,676	2,451	8,772	7,433
Exclude: Provision for income taxes	256	270	909	873
EBITDA	8,917	2,670	18,719	(9,739)
Exclude: Stock-based compensation and related payroll tax	3,554	3,513	9,870	12,458
Exclude: Litigation and investigation expense (recovery)	—	(2,157)	30	(1,108)
Exclude: Non-recurring facilities expense	—	—	795	—
Adjusted EBITDA	$12,471	$4,026	$29,414	$1,611